SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2002

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

       Pennsylvania                      1-13045                 23-2588479
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)




                                 (617) 535-4766
              (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant

         On June 19, 2002, Iron Mountain Incorporated (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants and engaged Deloitte & Touche LLP ("Deloitte") to serve as its new independent public accountants for the fiscal year ending December 31, 2002, effective immediately. The decision to dismiss Arthur Andersen and to retain Deloitte was recommended by the Company's Audit Committee and approved by the Executive Committee of the Board of Directors, which committee was expressly authorized to take such action.

         Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 19, 2002, stating its agreement with such statements.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Form Financial Information and Exhibits

(c)      Exhibits.

Exhibit No.    Item

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 19, 2002, regarding the change in the Company's certifying accountant.

99.1           Press Release, dated June 19, 2002.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  IRON MOUNTAIN INCORPORATED
                                  (Registrant)




                                  By:  /s/ Jean A. Bua
                                      Jean A. Bua
                                      Vice President and Corporate Controller


Date:   June 19, 2002


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